Portions of this exhibit have been omitted pursuant to Item 601 (b)(10)(iv) of Regulation S-K on the basis that the Registrant customarily and actually treats that information as private or confidential and the omitted information is not material. The Registrant agrees to furnish supplementally a copy of any omitted information to the SEC upon its request, however, the Registrant may request confidential treatment of omitted information. Information that has been omitted has been noted in this document with a placeholder identified by the mark "[***]".

Computer Server Lease Agreement

This **Computer Server Lease Agreement** is entered into and effective as Oct. 1st ,2024 by and between **Coolpad Global Inc. ("Machine Provider"** or **"the Lessor")** and **Xcentz Limited ("the Lessee")** Collectively called "Parties", and individually, a "Party".

WHERAS:

(A) **Purpose of the Lease:** The Lessor is the owner of the computer server (**"Equipment"**), which is necessary for the operations of the Lessee. The Lessee requires the use of such equipment for its business operations and desires to lease the Equipment from the Lessor on the terms and conditions set forth in this Agreement.

(B) **Use of Equipment:** The Equipment will be used by the Lessee for operating the Bitcoin mining business. The Lessee acknowledges that it has examined the Equipment and is satisfied with its condition, performance capabilities, and suitability for the intended use.

NOW THEREFORE, THE PARTIES AGREE AS FOLLOWS:

1. Equipment Description

The Lessor hereby agrees to lease to the Lessee equipment with a combined hashrate capacity of no less than [***] for the Lessee's operations. The models of the equipment to be leased primarily include [***].

2. Leasing Fees

2.1 The Lessee shall be responsible for the Leasing Fees.

2.2 Lease Calculation Considerations: The calculation of the lease fee shall take into account the following factors: (1) The daily closing price of Bitcoin; (2) The model of the equipment.

2.3 The lease fee calculation shall be based on the closing price of Bitcoin produced by the computer equipment on that day. The specific rules are as follows:

2.3.1 If the daily Bitcoin market closing price is [***] or less, the lease fee shall be as following ;

Model	Daily Base Lease Fee	The Ceiling of Daily Base Lease Fee
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

2.3.2 If the daily Bitcoin market closing price exceeds [***] for every

[***] increase in the market price, the lease fee shall increase by [***] in the previous range until [***] as following:

Daily Bitcoin market closing Price range	Percentage increase
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

2.4 Lease Fee Calculation Formula:

[***]

2.5 Discount Clause:

If the monthly average online rate of the Equipment is less than [***] , the monthly lease fee shall be reduced according to the following discount rates:

- [***]
- [***]
- [***]
- [***]

2.6 Lessor does not guarantee the actual output of the equipment.

3. Electricity charges

3.1 The Lessee shall be responsible for the electricity charges.

3.2 [***] of the electricity charges shall be designated as the server management fee, which shall be borne by the Lessor and deducted from the Lease Fees payable by the Lessee.

4. Payment Terms

4.1 The Lessor shall issue a legal and valid invoice to the Lessee.

4.2 The Lessor's BANK ACCOUNT:

Company Name: Coolpad Global Inc.

Company address:Cricket Square, Hutchins Drive, PO Box 2681, Grand Cayman, KY-1111,Cayman Island

[***]

5. Equipment Acceptance

For each batch of Equipment delivered, the Lessor and the Lessee shall jointly conduct an initial inspection within two (2) business days from the delivery date to confirm the initial condition and quantity of the Equipment received in that batch. The Lessee shall provide written confirmation of acceptance or rejection of each batch within three (3) business days from the initial inspection.

The Lessee's acceptance of each batch shall not prejudice its right to claim for any latent defects or other issues that were not apparent during the initial inspection and only become apparent within the warranty period, if any.

6. Lease Term

The Agreement shall be for a period of four (4) years from the effective date, and shall automatically renew for successive one (1) year terms unless Lessee provides written notice of its intention not to renew at least three (3) days prior to the expiration of the then-current term.Notwithstanding the foregoing, this Agreement may be terminated by either Party upon mutual written agreement of both Parties.

7. Responsibilities of Parties

7.1 the Lessee's responsibilities:

(1) The Lessee shall properly use the equipment in accordance with the basic maintenance requirements.

(2) In case of equipment failure, the Lessee shall promptly notify the Lessor and cooperate with the Lessor's maintenance and repair work.

(3) During the lease period, the Lessee is not allowed to sublet or transfer the equipment to a third party.

7.2 the Lessor's responsibilities:

(1) The Lessor is responsible for all maintenance and repair work of the equipment during the lease period, ensuring that the Lessee's Bitcoin mining business can be carried out normally.

(2) Upon receiving a report of equipment failure from the Lessee, the Lessor shall dispatch technical personnel for repair within 24 hours; the Lessor has duty personnel to provide services as usual during holidays.

(3) Provide necessary technical guidance and training to the Lessee's operating personnel.

(4) If the Lessor is unable to repair the equipment within 5 working days, the Lessor shall provide the Lessee with equipment of the same grade and quality from the third working day to ensure that the Lessee's work is not affected.

7.3 Taxes and Expenses

(1)Each Party shall bear its own costs and expenses incurred thereof.

(2)Each Party shall pay the costs, charges, expenses and liability in relation to the Taxes incurred by such Party (including those of such Party's Affiliates) in connection with the entering into and completion of this Agreement (including any liability in relation to the Taxes incurred as a result of the consummation of the transactions contemplated under this Agreement).

8. Liability for Breach of Contract

Any party hereto (" **the Breaching party**") who breaches any of the terms and conditions of this Agreement shall be liable to compensate the non-breaching party (**"the Non-breaching party"**) for all losses, damages, costs, and expenses (including but not limited to reasonable legal fees and expenses) incurred or suffered by the non-breaching party as a result of such breach, to the extent such losses, damages, costs, and expenses are direct and actual, and not resulting from the non-breaching party's own negligence or misconduct.

9. Force Majeure

9.1 Scope of Force Majeure: In the event of Force Majeure events, including but not limited to natural disasters, wars, riots, strikes, government actions, or any other circumstances beyond the control of either Party, the affected Party shall not be held liable for any failure or delay in performing its obligations under this Agreement to the extent that such failure or delay is directly caused by such Force Majeure event.

9.2 Notification and Documentation: The Party affected by Force Majeure shall promptly notify the other Party in writing of the occurrence of the Force Majeure event and provide reasonable documentation or evidence of the event as soon as practicable.

9.3 Responsibility for Equipment Damage: In the event of Force Majeure causing damage to the Equipment, the Lessor shall not be responsible for such damage.

9.4 Insurance: The Lessee shall maintain insurance coverage for the Equipment at its own expense, which shall include but not be limited to coverage for damage or loss caused by Force Majeure events. The insurance shall be maintained at all times during the term of this Agreement and for a reasonable period thereafter.

9.5 Lessor's Liability Exclusion: The Lessor shall not be liable for any loss or damage to the Lessee or any third party arising from the operation of the Equipment, as the Lessee is responsible for the operation and management of the Equipment during the lease period.

10. Governing Law and Dispute Resolution

This Agreement shall be solely governed by and construed in accordance with the laws of Hong Kong. Any dispute, controversy, difference or claim arising out of or relating to this Agreement,

including the existence, validity, interpretation, performance, breach or termination hereof or any dispute regarding non-contractual obligation arising out of or relating to this Agreement shall be referred to and finally resolved by arbitration administered by the Hong Kong international Arbitration Centre ("HKIAC") under the Rules of the HKIAC in force when the notice of arbitration is submitted.The place of arbitration shall be Hong Kong. The decision and awards of the arbitration shall be final and binding upon the Parties hereto.

IN WITNESS WHEREOF, the PARTIES have caused their duly authorized representatives to execute this Agreement as the Effective Date.

For and on behalf of Coolpad Global Inc ("the Lessor")

For Coolpad Global Inc.

By: [***]

Authorized Signature(s)

For and on behalf of Xcentz Limited ("the Lessee")

For Xcentz Limited

By: [***]

Authorized Signature(s)